UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
☑	Definitive Additional Materials
◻	Soliciting Material Under Rule § 240.14a-12

PDF SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

◻	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1).

www.investorvote.com/PDFS Step 1: Go to www.investorvote.com/PDFS. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/PDFS or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 045FKB Important Notice Regarding the Availability of Proxy Materials for the PDF Solutions, Inc. Stockholder Meeting to be Held on June 17, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Proxy Statement and 2024 Annual Report to Stockholders are available at http://www.edocumentview.com/PDFS. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 4, 2025, to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted electronically must be received by 11:59 p.m. PDT, June 16, 2025.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PDFS. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials PDF Solutions, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 4, 2025. PDF Solutions, Inc.’s Annual Meeting of Stockholders will be held on June 17, 2025, at PDF Solutions, Inc., 2858 De La Cruz Boulevard, Santa Clara, CA 95050, at 10:00 a.m. PDT. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the listed nominees and FOR Proposals 2, 3, 4, and 5: 1. Election of Directors: 01 - Nancy Erba 02 - Michael B. Gustafson 03 - John K. Kibarian, Ph.D. 2. To ratify the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2025. 3. To approve our Tenth Amended and Restated 2011 Stock Incentive Plan. 4. To approve our Second Amended and Restated 2021 Employee Stock Purchase Plan. 5. To approve, by a non-binding advisory vote, the compensation of our named executive officers disclosed in the Proxy Statement. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Information on how to attend the Annual Meeting and vote in person, as well as any special requirements for admission, can be found in our proxy materials online. Stockholder Meeting Notice